Quarterly Earnings Presentation Q2 2024 August 6, 2024

2Earnings Presentation Q2 2024 PresBuilder Placeholder - Delete this box if you see it on a slide, but DO NOT REMOVE this box from the slide layout All statements made in this presentation that are consider to be forward-looking are made in good faith by the Company and are intended to qualify for the safe harbor from liability established by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. You should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," “target”, “goal”, "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) unfavorable economic conditions that may affect operations, financial condition and cash flows including spending on home renovation or construction projects, inflation, recessions, instability in the financial markets or credit markets; (2) increased supply chain costs, including raw materials, sourcing, transportation and energy; (3) the highly competitive nature of the markets that we serve; (4) the ability to continue to innovate with new products and services; (5) direct and indirect costs associated with the May 2023 ransomware attack, and our receipt of expected insurance receivables associated with that cyber security incident; (6) seasonality; (7) large customer concentration; (8) the ability to recruit and retain qualified employees; (9) the outcome of any legal proceedings that may be instituted against the Company; (10) adverse changes in currency exchange rates; or (11) regulatory changes and potential legislation that could adversely impact financial results. The foregoing list of factors is not exclusive, and readers should also refer to those risks that are included in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed on February 22, 2024. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward looking statements. Except as required by applicable law, the Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements in this communication to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Presentation of Non-GAAP Financial Measures In addition to the results provided in accordance with U.S. generally accepted accounting principles (“GAAP”) throughout this presentation the company has provided non-GAAP financial measures, which present results on a basis adjusted for certain items. The company uses these non-GAAP financial measures for business planning purposes and in measuring its performance relative to that of its competitors. The company believes that these non- GAAP financial measures are useful financial metrics to assess its operating performance from period-to-period by excluding certain items that the company believes are not representative of its core business. These non-GAAP financial measures are not intended to replace, and should not be considered superior to, the presentation of the company’s financial results in accordance with GAAP. The use of the non-GAAP financial measures terms may differ from similar measures reported by other companies and may not be comparable to other similarly titled measures. These non-GAAP financial measures are reconciled from the respective measures under GAAP in the appendix below. The company is not able to provide a reconciliation of the company’s non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the inherent difficulty in forecasting and quantifying certain amounts necessary for such a reconciliation such as certain non-cash, nonrecurring or other items that are included in net income and EBITDA as well as the related tax impacts of these items and asset dispositions / acquisitions and changes in foreign currency exchange rates that are included in cash flow, due to the uncertainty and variability of the nature and amount of these future charges and costs. Forward Looking Statements

3Earnings Presentation Q2 2024 • Net sales decreased (0.2)% to $379.4 million versus Q2 2023 ◦ Hardware Solutions increased +2.7% ◦ Protective Solution increased +7.7% ◦ Robotics and Digital Solutions ("RDS") decreased (8.0)% ◦ Canada decreased (10.1)% • GAAP net income totaled $12.5 million, or $0.06 per diluted share, compared to $4.5 million, or $0.02 per diluted share, in Q2 2023 • Adjusted Gross Margins improved to 48.7% compared to 43.0% in Q2 2023 • Adjusted EBITDA totaled $68.4 million compared to $58.0 million in Q2 2023 • Adjusted EBITDA margins were 18.0% compared to 15.3% in Q2 2023 • Net Debt / Adjusted EBITDA (ttm): 2.9x at quarter end, improved from 3.3x on December 30, 2023, and 4.0x on July 1, 2023 Q2 2024 Financial Review Please see reconciliation tables in the Appendix of this presentation for non-GAAP metrics. Highlights for the 13 Weeks Ended June 29, 2024

4Earnings Presentation Q2 2024 Q2 2024 Operational Review Highlights for the 13 Weeks Ended June 29, 2024 • Continued taking great care of customers: ◦ Fill rates averaged 95% during Q2 2024 ◦ Fill rates averaged 94% for the year to date period • Secured $10 million new business with Koch in the newly acquired rope and chain category ◦ Will begin shipping in 2H 2024 and rollout over 2025 and 2026 • Continued pursuing accretive, low-risk, tuck-in M&A opportunities that leverage the Hillman moat • Updated full year 2024 guidance

5Earnings Presentation Q2 2024 • Net sales were comparable at $729.7 million versus $729.7 million in the first half of 2023 ◦ Hardware Solutions increased +3.6% ◦ Protective Solution decreased (0.1)% ◦ Robotics and Digital Solutions ("RDS") decreased (8.6)% ◦ Canada decreased (5.7)% • GAAP net income totaled $11.0 million, or $0.06 per diluted share, compared to GAAP net loss of $(4.6) million, or $(0.02) per diluted share in the first half of 2023 • Adjusted Gross Margins were 48.2% compared to 42.3% in the first half of 2023 • Adjusted EBITDA totaled $120.7 million compared to $98.2 million in the first half of 2023 • Adjusted EBITDA margins were 16.5% compared to 13.5% in the first half of 2023 • Free Cash Flow totaled $36.4 million compared to $78.0 million in the first half of 2023 Q2 2024 YTD Financial Review Please see reconciliation tables in the Appendix of this presentation for non-GAAP metrics. Highlights for the 26 Weeks Ended June 29, 2024

6Earnings Presentation Q2 2024 Quarterly Financial Performance Adjusted EBITDA (millions $ and % of Net Sales) Please see reconciliation of Non-GAAP metrics Adjusted EBITDA and Adjusted Gross Margin in the Appendix of this presentation. Not to scale. Top & Bottom Line (vs Q2 2023) Net Sales (millions $) Adjusted Gross Margin (millions $ and % of Net Sales) $58.0 $68.4 Q2 2023 Q2 2024 18.0%15.3% $163.5 $184.8 Q2 2023 Q2 2024 $380.0 $379.4 Q2 2023 Q2 2024 48.7% 43.0%

7Earnings Presentation Q2 2024 Hardware & Protective Q2 2024 Q2 2023 Δ Thirteen Weeks Ended 6/29/2024 7/1/2023 Comments Revenues $278,130 $268,794 3.5% Driven by Koch acquisition and new business Adjusted EBITDA $43,635 $27,847 56.7% Margin expansion from price/cost dynamic Margin (Adj. EBITDA/Net Sales) 15.7% 10.4% 530 bps Robotics & Digital Q2 2024 Q2 2023 Δ Thirteen Weeks Ended 6/29/2024 7/1/2023 Comments Revenues $57,483 $62,456 (8.0)% Soft volumes across RDS Adjusted EBITDA $18,266 $22,518 (18.9)% Mix of product sales Margin (Adj. EBITDA/Net Sales) 31.8% 36.1% (430) bps Canada Q2 2024 Q2 2023 Δ Thirteen Weeks Ended 6/29/2024 7/1/2023 Comments Revenues $43,819 $48,769 (10.1)% Soft market and economy more than offset new wins Adjusted EBITDA $6,456 $7,617 (15.2)% Margin (Adj. EBITDA/Net Sales) 14.7% 15.6% (90) bps Consolidated Q2 2024 Q2 2023 Δ Thirteen Weeks Ended 6/29/2024 7/1/2023 Revenues $379,432 $380,019 (0.2)% Adjusted EBITDA $68,357 $57,982 17.9% Margin (Adj. EBITDA/Net Sales) 18.0% 15.3% 270 bps Performance by Segment (Q2) Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Thousands of USD unless otherwise noted.

8Earnings Presentation Q2 2024 Hardware & Protective Q2 2024 Q2 2023 Δ Twenty-six weeks ended 6/29/2024 7/1/2023 Comments Revenues $538,004 $522,645 2.9% Driven by Koch acquisition and new business Adjusted EBITDA $75,901 $46,726 62.4% Margin expansion from price/cost dynamic Margin (Adj. EBITDA/Net Sales) 14.1% 8.9% 520 bps Robotics & Digital Q2 2024 Q2 2023 Δ Twenty-six weeks ended 6/29/2024 7/1/2023 Comments Revenues $112,955 $123,522 (8.6)% Soft volumes across RDS Adjusted EBITDA $35,279 $42,043 (16.1)% Mix of product sales Margin (Adj. EBITDA/Net Sales) 31.2% 34.0% (280) bps Canada Q2 2024 Q2 2023 Δ Twenty-six weeks ended 6/29/2024 7/1/2023 Comments Revenues $78,778 $83,559 (5.7)% Soft market and economy in Canada Adjusted EBITDA $9,499 $9,399 1.1% Margin expansion from operations Margin (Adj. EBITDA/Net Sales) 12.1% 11.2% 90 bps Consolidated Q2 2024 Q2 2023 Δ Twenty-six weeks ended 6/29/2024 7/1/2023 Revenues $729,737 $729,726 —% Adjusted EBITDA $120,679 $98,168 22.9% Margin (Adj. EBITDA/Net Sales) 16.5% 13.5% 300 bps Performance by Segment (Q2 YTD) Please see reconciliation of Adjusted EBITDA to Net Income in the Appendix of this presentation. Figures in Thousands of USD unless otherwise noted.

9Earnings Presentation Q2 2024 Hardware & Protective Robotics & Digital Canada Total Revenue Thirteen Weeks Ended June 29, 2024 Fastening and Hardware $231,128 $— $40,603 $271,731 Personal Protective 47,002 — 1,195 48,197 Keys and Key Accessories — 45,164 2,008 47,172 Engraving and Resharp — 12,319 13 12,332 Total Revenue $278,130 $57,483 $43,819 $379,432 Revenue by Product Category (Q2) Hardware & Protective Robotics & Digital Canada Total Revenue Thirteen Weeks Ended July 1, 2023 Fastening and Hardware $225,139 $— $44,743 $269,882 Personal Protective 43,655 — 1,928 45,583 Keys and Key Accessories — 49,021 2,091 51,112 Engraving and Resharp — 13,435 7 13,442 Total Revenue $268,794 $62,456 $48,769 $380,019 Figures in Thousands of USD unless otherwise noted.

10Earnings Presentation Q2 2024 Hardware & Protective Robotics & Digital Canada Total Revenue Twenty-six weeks ended June 29, 2024 Fastening and Hardware $445,518 $— $72,192 $517,710 Personal Protective 92,486 — 2,603 95,089 Keys and Key Accessories — 88,801 3,960 92,761 Engraving and Resharp — 24,154 23 24,177 Total Revenue $538,004 $112,955 $78,778 $729,737 Revenue by Product Category (Q2 YTD) Hardware & Protective Robotics & Digital Canada Total Revenue Twenty-six weeks ended July 1, 2023 Fastening and Hardware $430,114 $— $75,965 $506,079 Personal Protective 92,531 — 3,541 96,072 Keys and Key Accessories — 97,568 4,033 101,601 Engraving and Resharp — 25,954 20 25,974 Total Revenue $522,645 $123,522 $83,559 $729,726 Figures in Thousands of USD unless otherwise noted.

11Earnings Presentation Q2 2024 Total Net Leverage (Net Debt / TTM Adj. EBITDA) Capital Structure June 29, 2024 ABL Revolver ($251.2 million capacity) $— Term Note $747.6 Finance Leases and Other Obligations $11.8 Total Debt $759.4 Cash $54.0 Net Debt $705.3 TTM Adjusted EBITDA $241.9 Net Debt/ TTM Adjusted EBITDA 2.9x Leverage Continues to Improve Please see reconciliation of Non-GAAP metrics Adjusted EBITDA and Net Debt in the Appendix of this presentation. Figures in Millions of USD unless otherwise noted. 4.0x 3.7x 3.3x 3.2x 2.9x 07 /0 1/2 02 3 09 /3 0/ 20 23 12 /3 0/ 20 23 03 /3 0/ 20 24 06 /2 9/ 20 24 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x

12Earnings Presentation Q2 2024 2024 Outlook & Guidance (in millions USD) Original FY 2024 Guidance Full Year 2024 Guidance Range FY 2024 Guidance Midpoint Revenues $1.475 to $1.555 billion $1.44 to $1.48 billion $1.46 billion Adjusted EBITDA $230 to $240 million $240 to $250 million $245 million Free Cash Flow $100 to $120 million $100 to $120 million $110 million Assumptions • Net Debt / Adj. EBITDA leverage ratio expected to be around 2.7x at the end of 2024 • Interest expense: $55-$65 million • Cash interest: $50-$60 million • Cash tax expense: $5-$15 million • Capital expenditures: $70-$80 million • Restructuring / Other: Approx. $10 million • Working Capital Benefit: $5 - $15 million • Fully diluted shares outstanding: ~199 million On August 6, 2024, Hillman provided an update to its full year guidance, originally provided on February 22, 2024. 2024 Full Year Guidance - Update Please see reconciliation of Non-GAAP metrics Adjusted EBITDA and Free Cash Flow in the Appendix of this presentation.

13Earnings Presentation Q2 2024 Key Takeaways Actively Executing M&A; Winning New Business; Strong Margin Profile Historical Long-term Annual Growth Targets (Organic): Revenue Growth: +6% & Adj. EBITDA Growth: +10% Historical Long-term Annual Growth Targets (incl. Acquisitions): Revenue Growth: +10% & Adj. EBITDA Growth: +15% • Business has 60-year track record of success; proven to be resilient through multiple economic cycles • Repair, Remodel and Maintenance industry has meaningful long-term tailwinds; expected increase in future home spending as 90% of homes pass 20 years of age during 2024 and 2025.1 • 1,100-member distribution (sales and service) team and direct-to-store fulfillment continue to provide competitive advantages and strengthen competitive moat - drives new business wins • Cost of goods peaked in May 2023, margins have since expanded and are expected to remain strong • Now that leverage has come down, executing tuck-in M&A that leverage the Hillman moat in order to fuel long-term growth 1) Jefferies Research Services: July 10, 2023

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15Earnings Presentation Q2 2024 Investment Highlights Significant runway for incremental growth: Organic + M&A Management team with proven operational and M&A expertise Strong financial profile with 60-year track record Market and innovation leader across multiple categories Indispensable partner embedded with winning retailers Customers love us, trust us and rely on us Large, predictable, growing and resilient end markets

Hillman: Overview

HILLMAN
HLMN | Nasdaq Listed

Who We Are

- We are a leading North American provider of hardware products and solutions, including;
  - Hardware and home improvement products
  - Protective and job site gear – including work gloves and job site storage
  - Robotic kiosk technologies ("RDS"): Key duplication, engraving & knife sharpening
- Our differentiated service model provides direct to-store shipping, in-store service, and category management solutions
- We have long-standing strategic partnerships with leading retailers across North America:
  - Home Depot, Lowes, Walmart, Tractor Supply, and ACE Hardware
- Founded in 1964; HQ in Cincinnati, Ohio

2023: By The Numbers

~20 billion Fasteners Sold	**~245 million** Pairs of Work Gloves Sold	**~115+ million** Keys Duplicated
~114,000 SKUs Managed	**~46,000** Direct Shipping Locations	**~31,000** Kiosks in Retail Locations
#1 Position Across Core Categories*	**8.0%** Sales CAGR over past 10 years	**60-Year** Track record of success
$1.5 billion 2023 Sales	**9.4% CAGR** 2018-2023 Adj. EBITDA Growth	**14.9%** 2023 Adj. EBITDA Margin

**Management Estimates*
Adjusted EBITDA is a non-GAAP measure. Please see Appendix for a reconciliation of Adjusted EBITDA to Net loss

Earnings Presentation Q2 2024

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17Earnings Presentation Q2 2024 Primary Product Categories #1 in Segment#1 in Segment #1 in Segment Key and Fob Duplication Personalized Tags Knife Sharpening Fasteners & Specialty Gloves Builders Hardware & Metal Shapes Safety / PPE Construction Fasteners Work Gear Picture Hanging Source: Third party industry report. Hardware Solutions Protective Solutions Robotics & Digital Solutions Hillman has been selling its top customers for 25 years on average

18Earnings Presentation Q2 2024 Thirteen weeks ended June 29, 2024 July 1, 2023 Net income $12,535 $4,545 Income tax expense (benefit) 5,114 (1,823) Interest expense, net 13,937 18,075 Depreciation 16,297 13,800 Amortization 15,249 15,578 EBITDA $63,132 $50,175 Stock compensation expense 3,656 3,405 Restructuring and other (1) 879 1,440 Transaction and integration expense (2) 242 510 Change in fair value of contingent consideration 448 2,452 Adjusted EBITDA $68,357 $57,982 Adjusted EBITDA Reconciliation Footnotes: 1. Includes consulting and other costs associated with severance related to our distribution center relocations and corporate restructuring activities. 2. Transaction and integration expense includes professional fees and other costs related to the Koch Industries, Inc acquisition and the CCMP secondary offerings in 2023.

19Earnings Presentation Q2 2024 Twenty-six weeks ended June 29, 2024 July 1, 2023 Net income (loss) $11,043 $(4,587) Income tax benefit 4,631 (9,679) Interest expense, net 29,208 36,152 Depreciation 32,635 30,505 Amortization 30,503 31,150 EBITDA $108,020 $83,541 Stock compensation expense 6,485 6,042 Restructuring and other (1) 1,870 2,848 Litigation expense (2) — 260 Transaction and integration expense (3) 516 1,310 Change in fair value of contingent consideration 780 4,167 Refinancing costs (4) 3,008 — Adjusted EBITDA $120,679 $98,168 Adjusted EBITDA Reconciliation Footnotes: 1. Includes consulting and other costs associated with severance related to our distribution center relocations and corporate restructuring activities. 2. Litigation expense includes legal fees associated with our litigation with Hy-Ko Products Company LLC 3. Transaction and integration expense includes professional fees and other costs related to the Koch Industries, Inc acquisition and the CCMP secondary offerings in 2023. 4. In the first quarter of 2024, we entered into a Repricing Amendment on our existing Senior Term Loan due July 14, 2028.

20Earnings Presentation Q2 2024 Thirteen weeks ended June 29, 2024 July 1, 2023 Net Sales $379,432 $380,019 Cost of sales (exclusive of depreciation and amortization) 194,672 216,499 Gross margin exclusive of depreciation and amortization $184,760 $163,520 Gross margin exclusive of depreciation and amortization % 48.7% 43.0 % Twenty-six weeks ended June 29, 2024 July 1, 2023 Net Sales $729,737 $729,726 Cost of sales (exclusive of depreciation and amortization) 378,106 421,008 Gross margin exclusive of depreciation and amortization $351,631 $308,718 Gross margin exclusive of depreciation and amortization % 48.2% 42.3 % Adjusted Gross Margin Reconciliation

21Earnings Presentation Q2 2024 Thirteen weeks ended June 29, 2024 July 1, 2023 Selling, general and administrative expenses $121,154 $111,452 SG&A Adjusting Items (1): Stock compensation expense 3,656 3,405 Restructuring 879 1,440 Litigation expense — — Acquisition and integration expense 242 510 Adjusted SG&A $116,377 $106,097 Adjusted SG&A as a % of Net Sales 30.7% 27.9 % Twenty-six weeks ended June 29, 2024 July 1, 2023 Selling, general and administrative expenses $239,719 $222,517 SG&A Adjusting Items (1): Stock compensation expense 6,485 6,042 Restructuring 1,870 2,848 Litigation expense — 260 Acquisition and integration expense 516 1,310 Adjusted SG&A $230,848 $212,057 Adjusted SG&A as a % of Net Sales 31.6% 29.1 % Adjusted SG&A Expense Reconciliation 1. See adjusted EBITDA Reconciliation for details of adjusting items

22Earnings Presentation Q2 2024 As of June 29, 2024 December 30, 2023 Revolving loans $0 $0 Senior term loan 747,597 751,852 Finance leases and other obligations 11,759 9,097 Gross debt $759,356 $760,949 Less cash 54,016 38,553 Net debt $705,340 $722,396 Net Debt & Free Cash Flow Reconciliations Twenty-six Weeks Ended June 29, 2024 July 1, 2023 Net cash provided by operating activities $76,476 $115,046 Capital expenditures (40,078) (37,029) Free cash flow $36,398 $78,017 Reconciliation of Net Debt Reconciliation of Free Cash Flow

23Earnings Presentation Q2 2024 Thirteen weeks ended June 29, 2024 HPS RDS Canada Consolidated Operating income $20,043 $7,310 $4,233 $31,586 Depreciation & amortization 20,244 10,066 1,236 31,546 Stock compensation expense 3,052 333 271 3,656 Restructuring and other 63 100 716 879 Transaction and integration expense 233 9 — 242 Change in fair value of contingent consideration — 448 — 448 Adjusted EBITDA $43,635 $18,266 $6,456 $68,357 Thirteen weeks ended July 1, 2023 HPS RDS Canada Consolidated Operating income $4,367 $10,374 $6,056 $20,797 Depreciation & amortization 19,028 9,110 1,240 29,378 Stock compensation expense 2,865 329 211 3,405 Restructuring 1,128 202 110 1,440 Transaction and integration expense 459 51 — 510 Change in fair value of contingent consideration — 2,452 — 2,452 Adjusted EBITDA $27,847 $22,518 $7,617 $57,982 Segment Adjusted EBITDA Reconciliations

24Earnings Presentation Q2 2024 Twenty-six weeks ended June 29, 2024 HPS RDS Canada Consolidated Operating income $29,291 $13,067 $5,532 $47,890 Depreciation & amortization 40,113 20,442 2,583 63,138 Stock compensation expense 5,389 613 483 6,485 Restructuring and other 612 357 901 1,870 Litigation expense — — — — Transaction and integration expense 496 20 — 516 Change in fair value of contingent consideration — 780 — 780 Adjusted EBITDA $75,901 $35,279 $9,499 $120,679 Twenty-six weeks ended July 1, 2023 HPS RDS Canada Consolidated Operating income $531 $14,836 $6,519 $21,886 Depreciation & amortization 37,571 21,675 2,409 61,655 Stock compensation expense 5,070 611 361 6,042 Restructuring 2,385 353 110 2,848 Litigation expense — 260 — 260 Transaction and integration expense 1,169 141 — 1,310 Change in fair value of contingent consideration — 4,167 — 4,167 Adjusted EBITDA $46,726 $42,043 $9,399 $98,168 Segment Adjusted EBITDA Reconciliations